PROPOSED
                  INCENTIVE COMPENSATION PLAN

                   SYNTHETIC INDUSTRIES, INC.
                       EXECUTIVE DIVISION

                      FISCAL YEAR 1993/94





Administration:
     Compensation Committee of the Board of Directors.


Qualification to Participate:
          1.  Employment by participant throughout the fiscal year.
          2. Operating Profit must be 80% of Plan. If the planned profit objective;

                         a) is exceeded, then the bonus shall be raised by the
               ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

                         b) fails to be reached, but is at least 80% achieved,
               then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:
     Operating Profit for the 1993/94 Plan is $36,444,000.


Compensation Amount:
     For achieving Planned Operating Profit:  $452,000.




December 19, 1994
LC/jbf



                            PROPOSED
                  INCENTIVE COMPENSATION PLAN

                   SYNTHETIC INDUSTRIES, INC.
                     WOVEN FABRICS DIVISION

                      FISCAL YEAR 1993/94





Administration:
     Compensation Committee of the Board of Directors.


Qualification to Participate:
          1.  Employment by participant throughout the fiscal year.
          2. Operating Profit must be 80% of Plan. If the planned profit objective;

                         a) is exceeded, then the bonus shall be raised by the
               ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

                         b) fails to be reached, but is at least 80% achieved,
               then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:
     Operating Profit for the 1993/94 Plan is $25,026,000


Compensation Amount:
     For achieving Planned Operating Profit:  $10,000.




December 19, 1994
LC/jbf



                            PROPOSED
                  INCENTIVE COMPENSATION PLAN

                   SYNTHETIC INDUSTRIES, INC.
                        LUMITE DIVISION

                      FISCAL YEAR 1993/94





Administration:
     Compensation Committee of the Board of Directors.


Qualification to Participate:
          1.  Employment by participant throughout the fiscal year.
          2. Operating Profit must be 80% of Plan. If the planned profit objective;

                         a) is exceeded, then the bonus shall be raised by the
               ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

                         b) fails to be reached, but is at least 80% achieved,
               then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:
     Operating Profit for the 1993/94 Plan is $2,876,000


Compensation Amount:
     For achieving Planned Operating Profit:  $15,000.




December 19, 1994
LC/jbf




                  INCENTIVE COMPENSATION PLAN

                   SYNTHETIC INDUSTRIES, INC.
                       FIBERMESH DIVISION

                      FISCAL YEAR 1993/94





Administration:
     Compensation Committee of the Board of Directors.


Qualification to Participate:
          1.  Employment by participant throughout the fiscal year.
          2. Operating Profit must be 80% of Plan. If the planned profit objective;

                         a) is exceeded, then the bonus shall be raised by the
               ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

                         b) fails to be reached, but is at least 80% achieved,
               then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:
     Operating Profit for the 1993/94 Plan is $6,909,000


Compensation Amount:
     For achieving Planned Operating Profit:  $70,000.




December 19, 1994
LC/jbf




                  INCENTIVE COMPENSATION PLAN

                   SYNTHETIC INDUSTRIES, INC.
                  SPECIALTY PRODUCTS DIVISION

                      FISCAL YEAR 1993/94





Administration:
     Compensation Committee of the Board of Directors.


Qualification to Participate:
          1.  Employment by participant throughout the fiscal year.
          2. Operating Profit must be 80% of Plan. If the planned profit objective;

                         a) is exceeded, then the bonus shall be raised by the
               ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

                         b) fails to be reached, but is at least 80% achieved,
               then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:
     Adjusted Profit for the 1993/94 Plan is $6,150,000


Compensation Amount:
     For achieving Planned Operating Profit:  $25,000.




December 19, 1994
LC/jbf




                  INCENTIVE COMPENSATION PLAN

                   SYNTHETIC INDUSTRIES, INC.
                 CONSTRUCTION PRODUCTS DIVISION

                      FISCAL YEAR 1993/94





Administration:
     Compensation Committee of the Board of Directors.


Qualification to Participate:
          1.  Employment by participant throughout the fiscal year.
          2. Operating Profit must be 80% of Plan. If the planned profit objective;

                         a) is exceeded, then the bonus shall be raised by the
               ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

                         b) fails to be reached, but is at least 80% achieved,
               then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:
     Adjusted Profit for the 1993/94 Plan is $4,219,000


Compensation Amount:
     For achieving Planned Operating Profit:  $35,000.




December 19, 1994
LC/jbf